                                                                EXHIBIT 10.27
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

        THIS FOURTH AMENDMENT, dated this 31st day of July, 1995, between ALFIN, INC., a New York corporation (the "Borrower"), having an address at 15 Maple Street, Norwood, New Jersey 07648; ADRIEN ARPEL, INC., a Delaware corporation having an address at 720 Fifth Avenue, New York, New York 10175 (the "Guarantor") and MIDLANTIC BANK, N.A., a national banking association (the "Lender"), having an address at 100 Walnut Avenue, Clark, New Jersey 07066.

                             Preliminary Statement

        A. The Borrower, the Guarantor and the Lender are parties to a certain Amended and Restated Revolving Credit and Term Loan Agreement dated June 30, 1992, as previously amended by Letter Amendment dated May 13, 1993, Amendment dated June 24, 1993, Second Amendment dated February 16, 1994, Letter Amendments dated May 16, 1994, June 28, 1994 and a Third Amendment dated August 22, 1994, (as so amended, the "Existing Agreement").

        B. The Borrower, the Guarantor and the Lender desire to amend the Existing Agreement as hereinafter provided.

        NOW, THEREFORE, for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

        1. Subsections 6.19, Consolidated Working Capital, and 6.21 Consolidated Net Cash Flow, are hereby deleted from the Loan Agreement in their entirety.

        2. Subsection 6.20 Consolidated Tangible Net Worth, is hereby deleted in the Loan Agreement and a new Subsection 6.20 is substituted therefore to read as follows:

                6.20 Consolidated Tangible Net Worth. Cause or permit Consolidated Tangible Net Worth to be less than (i) ($2,500,000.00) at April 30, 1995; (ii) ($2,250,000.00) at fiscal year-end July 31, 1995;
        (iii) $1,000,000.00 at fiscal year-end July 31, 1996 and subsequent thereto, at any time of the determination thereof, Consolidated Tangible Net Worth must increase by 120% over the prior fiscal year-end's Consolidated Tangible Net Worth. The term Consolidated Tangible Net Worth, meaning, as of the time of any determination thereof, the difference between (a) the sum of (i) the par value (or value stated on the books of Borrower and Guarantor) of the capital stock of all classes of

        Borrower or Guarantor, plus (or minus in the case of a deficit)
        (ii) the amount of Borrower's or Guarantor's surplus, whether capital or earned, less (b) the sum of treasury stock, unamortized debt discount and expense, good will, trademarks, trade names patents, deferred charges, leasehold improvements and other intangible assets, and any write-up of the value of any assets, all determined in accordance with generally accepted accounting principles, applied on a consistent basis.

        3. Subsection 6.22, Consolidated Capital Expenditures, is hereby deleted in the Loan Agreement and a new Subsection 6.22 is substituted therefore to read as follows:

                6.22 Consolidated Capital Expenditures. Enter into any agreement to purchase or pay for, or become obligated to pay for, capital expenditures, long term leases, capital leases or sale lease-backs, in an amount aggregating in excess of $400,000.00 during any fiscal year.

        4. RATIFICATION OF AGREEMENT. Subject to the amendments to the Loan Agreement as set forth herein, as of this day, the parties hereto hereby ratify and confirm, in full, each and every term, condition, agreement, representation, warranty and covenant set forth in the Loan Agreement.

        5. SURVIVAL. All representations and warranties, whether ratified hereby or made herein or in any instrument or certificate contemplated hereby, shall survive any independent investigation made by Lender and the execution and delivery of the Loan Agreement, together with this Fourth Amendment to the Loan Agreement, and the relevant documents and said certificates or instruments shall continue so long as any of the Borrower's obligations are outstanding and unsatisfied, applicable Statutes of Limitations to the contrary notwithstanding.

        6. AMENDMENT ONLY. This is intended as an amendment only to the Loan Agreement and is not a new loan agreement, therefore all of the remaining terms and conditions of the Loan Agreement (including any amendments or supplements thereto), shall remain in full force and effect as though set forth herein at length to the extent not inconsistent with the terms of this Fourth Amendment, and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.


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
        7. HEADINGS. The headings as used in this Fourth Amendment are inserted solely for convenience of reference and shall not constitute a part of this Fourth Amendment nor affect its meaning, construction or effect.

        8. NO DEFENSES TO PAYMENT. Borrower waives and forever releases and discharges Lender, its officers, directors, agents and employees, successors and assigns from any and all claims, actions, causes of action, suits, counterclaims, set-offs, rights and defenses which against Lender (its officers, directors, agents and employees, successors and assigns), Borrower its successors or assigns have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever up to and including the date of this Amendment; and Borrower represents and warrants to Lender that Borrower has no defenses to the repayment of any or all of the Obligations and has no claims, rights of set-off or causes of action against Lender.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized agents as of the date and year first written above.

ATTEST:                                 AFLIN, INC.
                                        Borrower


By: /s/ Walter M. Epstein               By: /s/ Michael Ficke
   --------------------------------        --------------------------------
   Walter M. Epstein                       Michael Ficke
   Asst. Secretary                         Chief Financial Officer


ATTEST:                                 ADRIEN ARPEL, INC.
                                        Guarantor


By: /s/ Walter M. Epstein               By: /s/ Michael Ficke
   --------------------------------        --------------------------------
   Walter M. Epstein                       Michael Ficke
   Asst. Secretary                         Chief Financial Officer


                                        MIDLANTIC BANK, N.A.


                                        By: /s/ Alfred J. Joseph
                                           --------------------------------
                                           Alfred J. Joseph
                                           Vice President

                               ADRIEN ARPEL, INC.
                       ASSISTANT SECRETARY'S CERTIFICATE


        The undersigned, Assistant Secretary of ADRIEN ARPEL, INC., a Delaware corporation (the "Company"), pursuant to the Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated the date hereof (the "Amendment") by and between the Company and MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank DOES HEREBY CERTIFY THAT:

        (a) The Certificate of Incorporation of the Company has not been amended since June 30, 1992 and remains in full force and effect.

        (b) The By-Laws of the Company have not been amended since June 30, 1992 and remain in full force and effect.

        (c) Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company approving the transactions contemplated by the Amendment, and such resolutions are still in full force and effect as of the date hereof.

        (d) The following are the duly elected, qualified and acting officers of the Company and that the signatures set forth opposite their respective names below are the true signatures of said officers.

Name                    Office                       Signature
----                    ------                       ---------
Michael Ficke           Chief Financial Officer      /s/  Michael Ficke
                                                     --------------------------

Walter M. Epstein       Asst. Secretary              /s/  Walter M. Epstein
                                                     --------------------------


        IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this 31st day of July, 1995.


                           /s/  Walter M. Epstein
                           -------------------------
                           Walter M. Epstein
                           Asst. Secretary


(SEAL)
        I, Michael Ficke, Chief Financial Officer of ADRIEN ARPEL, INC., hereby certify that appearing above is the true and correct signature of Walter M. Epstein, Assistant Secretary of the Company.


                           /s/  Michael Ficke
                           -------------------------
                           Michael Ficke
                           Chief Financial Officer

                                   EXHIBIT A

                          RESOLUTIONS OF THE BOARD OF
                        DIRECTORS OF ADRIEN ARPEL, INC.

        BE IT RESOLVED, that ADRIEN ARPEL, INC. (the "Company") be, and it hereby is, authorized and directed to enter into a Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement modifying the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 1992 (the "Agreement") with MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank (the "Lender"), pursuant to which the Company, the Lender and the other parties named therein modified and amended a certain term loan and the revolving loans of ALFIN, INC. (guaranteed by the Company) to the Lender; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, and hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to execute, acknowledge and deliver the aforesaid Amendment and all promissory notes and modifications thereto, guarantees, pledges, warrants, assignments, mortgages, agreements and all other instruments and documents which the officer so acting shall deem necessary, appropriate, convenient or proper to effectuate the transactions described in the above resolutions and contemplated in the Amendment to the Agreement, his signature thereon being conclusive evidence of his approval thereof; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to do all such other acts and things, to make, negotiate, execute and deliver, file and/or record and receive all such other instruments, documents and agreements and to do all other acts or things as may be, in the opinion of the officer so acting, necessary, appropriate, convenient or proper to carry out the intent of the foregoing resolutions, to discharge the liabilities and obligations of the Company to the Lender, to exercise the rights of the Company, and to carry out and consummate the transactions contemplated by the Amendment to the Agreement, the signature of officer so acting shall be conclusive evidence of his approval thereof.


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
                                  ALFIN, INC.
                       ASSISTANT SECRETARY'S CERTIFICATE

        The undersigned, Assistant Secretary of ALFIN, INC., a New York corporation (the "Company"), pursuant to the Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated the date hereof (the "Amendment") by and between the Company and MIDLANTIC, N.A., f/k/a Midlantic National Bank DOES HEREBY CERTIFY THAT:

        (a) The Certificate of Incorporation of the Company has not been amended since January 16, 1992 and remains in full force and effect.

        (b) The By-Laws of the Company have not been amended since June 30, 1992 and remain in full force and effect.

        (c) Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company approving the transactions contemplated by the Amendment, and such resolutions are still in full force and effect as of the date hereof.

        (d) The following are the duly elected, qualified and acting officers and directors of the Company, and that the signatures set forth opposite their respective names below are the true signatures of said officers.


Name                    Office                  Signature
----                    ------                  ---------
Michael Ficke           Chief Financial         /s/ Michael Ficke
                        Officer                 ---------------------------

Walter M. Epstein       Asst. Secretary         /s/ Walter M. Epstein
                                                ---------------------------

        IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this 31st day of July, 1995.

                                /s/ Walter M. Epstein
                                ---------------------------------------------
                                Walter M. Epstein
                                Asst. Secretary

        I, Chief Financial Officer of ALFIN, INC., hereby certify that appearing above is the true and correct signature of Walter M. Epstein, Assistant Secretary of the Company.

                                /s/ Michael Ficke
                                ----------------------------------------------
                                Michael Ficke
                                Chief Financial Officer

                                   EXHIBIT A

                          RESOLUTIONS OF THE BOARD OF
                            DIRECTORS OF ALFIN, INC.

        BE IT RESOLVED, that ALFIN, INC. (the "Company") be, and it is hereby is, authorized and directed to enter into a Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement modifying the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 1992 (the "Agreement") with MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank (the "Lender"), pursuant to which the Company, the Lender and the other parties named therein modified and amended a certain term loan and the revolving loans of the Company to the Lender; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, and hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to execute, acknowledge and deliver the aforesaid Amendment and all promissory notes and modifications thereto, guarantees, pledges, warrants, assignments, mortgages, agreements and all other instruments and documents which the Officer so acting shall deem necessary, appropriate, convenient or proper to effectuate the transactions described in the above resolutions and contemplated in the Amendment to the Agreement, his signature thereon being conclusive evidence of his approval thereof; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to do all such other acts and things, to make, negotiate, execute and deliver, file and/or record and receive all such other instruments, documents and agreements and to do all other acts or things as may be, in the opinion of the officer so acting, necessary, appropriate, convenient or proper to carry out the intent of the foregoing resolutions, to discharge the liabilities and obligations of the Company to the Lender, to exercise the rights of the Company, and to carry out and consummate the transactions contemplated by the Amendment to the Agreement, the signature of the officer so acting shall be conclusive evidence of his approval thereof.


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